March 23, 2023

BNY MELLON SUSTAINABLE U.S. Equity FUND, INC.

Supplement to Current Summary Prospectus and Prospectus

Effective on or about March 31, 2023 (the "Effective Date"), the following information supplements and replaces any contrary information in the sections "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the fund's prospectus:

Newton Investment Management Limited (NIM), the fund's sub-adviser, has entered into a sub-sub-investment advisory agreement with its affiliate, Newton Investment Management North America, LLC (NIMNA), to enable NIMNA to provide certain advisory services to NIM for the benefit of the fund, including, but not limited to, portfolio management services.

Nick Pope and Julianne McHugh are the fund's primary portfolio managers. Mr. Pope and Ms. McHugh have been primary portfolio managers of the fund since January 2022 and March 2023, respectively. Mr. Pope is a portfolio manager on the Sustainable Equity strategy at NIM. Ms. McHugh is Head of Sustainable Equities and a senior portfolio manager at NIMNA. NIM's Responsible Investment team provides input to the portfolio managers, including supporting fundamental research and company-level ESG analysis, which helps to identify sustainable investment themes, as well as controversy monitoring, company engagement and active proxy voting.

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As of the Effective Date, the following information supplements and replaces any contrary information in the section "Fund Details – Management" in the fund's prospectus:

Newton Investment Management Limited (NIM), the fund's sub-adviser, has entered into a sub-sub-investment advisory agreement with its affiliate, Newton Investment Management North America, LLC (NIMNA), to enable NIMNA to provide certain advisory services to NIM for the benefit of the fund, including, but not limited to, portfolio management services. NIMNA is subject to the supervision of NIM and BNY Mellon Investment Adviser, Inc., the fund's investment adviser. NIMNA is also an affiliate of BNYM Investment Adviser. NIMNA is an indirect wholly-owned subsidiary of BNY Mellon registered in the United States with the Securities and Exchange Commission as an investment adviser. NIMNA's principal office is located at BNY Mellon Center, 201 Washington Street, Boston, Massachusetts 02108. As of December 31, 2022, NIMNA had approximately $52.3 billion in assets under management. A discussion regarding the basis for the board's approving the sub-sub-investment advisory agreement between NIM and NIMNA will be available in the fund's next shareholder report.

Nick Pope and Julianne McHugh are the fund's primary portfolio managers and are jointly and primarily responsible for managing the fund's portfolio. Mr. Pope and Ms. McHugh have been primary portfolio managers of the fund since January 2022 and March 2023, respectively. Mr. Pope is a portfolio manager on the Sustainable Equity strategy at NIM, which he joined in 2011. Ms. McHugh is Head of Sustainable Equities and a senior portfolio manager at NIMNA. She has been employed by NIMNA or a predecessor company of NIMNA since 2004. NIM's Responsible Investment team provides input to the portfolio managers, including supporting fundamental research and company-level ESG analysis, which helps to identify sustainable investment themes, as well as controversy monitoring, company engagement and active proxy voting.

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